                                                                   EXHIBIT 10(c)

                                 AMENDMENT NO. 9
                                       TO
                            THE LAMSON & SESSIONS CO.
                              DEFERRED SAVINGS PLAN



         THIS AMENDMENT is made this 7th day of March, 2001, by The Lamson & Sessions Co. (hereinafter referred to as the "Company");

                              W I T N E S S E T H:

         WHEREAS, the Company maintains The Lamson & Sessions Co. Deferred Savings Plan (hereinafter referred to as the "Plan"); and

         WHEREAS, the Company reserved the right to make certain amendments thereto; and

         WHEREAS, it is the desire of the Company to amend the Plan in order to add a discretionary Company matching contribution;

         NOW THEREFORE, the Company hereby amends the Plan as follows, effective as of the dates set forth below:

                                       I.

         Effective on and after January 1, 2000, Section 6.4 of the Plan is hereby amended by adding the following subsection (c) thereto:

     (c) For each Salaried Participant and each hourly-paid Participant who is not a member of a collective bargaining unit on the last day of the Plan Year (i) for whom a salary reduction contribution has been made by the Employer pursuant to Section 6.2, and (ii) who is employed on the last day of the Plan Year, the Employer may, in the discretion of its Board of Directors or by action of an officer designated by the Board, for periods commencing on or after January 1, 2000, also contribute an additional matching contribution of the percentage of such salary reduction contribution as is specified by the Board or its delegate; provided, however, that no such matching contribution shall be made for salary reduction contributions in excess of the limit set forth in Section 7.6, nor in excess of six percent (6%) of the Participant's Compensation for any Plan Year.

                                      II.

         Effective on and after January 1, 2000, Subsection (b) of Section 9.1 of the Plan is hereby amended to provide as follows:

     (b) Notwithstanding the foregoing, the amount of each Participant's matching contribution under Section 6.4(b) and (c), if any, shall be contributed or initially invested in Stock. Immediately following such contribution or initial investment in Stock, the Participant shall have the ongoing option to redirect the investment of such matching contribution among the investment options available under the plan.


         IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment to be executed as of the day and year first above written.

                                         THE LAMSON & SESSIONS CO.



                                         By: /s/ Charles E. Allen
                                             ----------------------------------


                                         TRUSTEES:


                                         /s/ James J. Abel
                                         --------------------------------------


                                         /s/ Charles E. Allen
                                         --------------------------------------


                                         /s/ Lucille C. Andreano
                                         --------------------------------------


                                         /s/ Lori L. Spencer
                                         --------------------------------------




                                      -2-